Income taxes	12 Months Ended
Mar. 31, 2023
Income Tax [Abstract]
Income taxes
1
4
. Income taxes:
The following table presents components of
Income tax expense
reported in the consolidated statements of income for the years ended March 31, 2021, 2022 and 2023.

	Millions of yen
	Year ended March 31
	2021	2022	2023
Current:
Domestic	¥73,534	¥69,661	¥35,107
Foreign	17,853	7,323	16,554

Subtotal	91,387	76,984	51,661

Deferred:
Domestic	(19,567)	1,561	14,356
Foreign	(1,546)	1,545	(8,219)

Subtotal	(21,113)	3,106	6,137

Total	¥70,274	¥80,090	¥57,798

The income tax benefit recognized from operating losses for the years ended March 31, 2021, 2022 and 2023 was ¥97 million, ¥6,007 million and ¥1,787 million, respectively, which is included within deferred income tax expense above.
With effect from April 1, 2022, the Company and its wholly-owned domestic subsidiaries have applied the Group Tax Sharing system. The Group Tax Sharing system is only available for a national tax. The Company does not have any significant impact on its net deferred tax liabilities on adoption of the Group Tax Sharing system.
The effective statutory tax rate applicable to Nomura in Japan was approximately 31% as of March 31, 2021, 2022 and 2023, respectively.
Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain revenues not subject to income taxes, certain expenses not deductible for income tax purposes, changes in deferred tax valuation allowance and different enacted tax rates applicable to foreign subsidiaries.

The following table presents a reconciliation of the effective income tax rate reflected in the consolidated statements of income to Nomura’s effective statutory tax rate for the years ended March 31, 2021, 2022 and 2023. The effective tax rate presented in the following table represents total income tax expense for the year as a percentage of
Income (loss) before income taxes
.

	Year ended March 31
	2021	2022	2023
Nomura’s effective statutory tax rate	31.0%	31.0%	31.0%
Impact of:
Changes in deferred tax valuation allowances (2)	8.7	18.0	11.3
Additional taxable income	0.7	1.0	0.7
Non-deductible expenses	7.1	5.1	7.8
Non-taxable income	(4.5)	(2.9)	(4.7)
Dividends from foreign subsidiaries	0.0	0.0	0.1
Tax effect of undistributed earnings of foreign subsidiaries	0.0	0.1	0.3
Different tax rate applicable to income (loss) of foreign subsidiaries	(4.0)	0.0	(0.9)
Effect of changes in foreign tax laws (2)	1.1	(14.4)	(1.9)
Tax benefit recognized on the outside basis differences for investment in subsidiaries and affiliates (1)	(8.7)	0.0	(2.3)
Other	(0.9)	(2.6)	(2.7)

Effective tax rate	30.5%	35.3%	38.7%

(1)
Tax benefit recognized on the outside basis differences for investment in subsidiaries and affiliates during the year ended March 31, 2021 of approximately ¥21 billion (which decreased Nomura’s effective tax rate by 9.1%) arises from the recognition of deferred tax assets from the decision and commitment of Nomura management to liquidate a certain wholly-owned subsidiary within Nomura in the foreseeable future. The valuation allowances of ¥3 billion have been recognized against these deferred tax assets, the impact of which are reported in
Changes in deferred tax valuation allowances
for the same period.

(2)
The
U.K.
Finance Act 2021, enacted on June 10, 2021, increases the headline U.K. corporation tax rate from 19% to 25% on April 1, 2023. Deferred tax assets and liabilities as of the balance sheet date are calculated by reference to the most appropriate enacted rates as of March 31, 2022. As a result of the change in closing deferred tax rate, Nomura recognized a movement in
Effect of changes in foreign tax laws
of ¥36 billion (which decreased Nomura’s effective tax rate by 16.0%), which was offset by a movement in
Changes in deferred tax valuation allowances
of ¥36 billion (which increased Nomura’s effective tax rate by 16.0% ) during the year ended March 31, 2022.

The following table presents the significant components of deferred tax assets and liabilities as of March 31, 2022 and 2023, before offsetting of amounts which relate to the same tax-paying component within a particular tax jurisdiction.

	Millions of yen
	March 31
	2022	2023
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥30,441	¥38,596
Investments in subsidiaries and affiliates	21,390	7,458
Valuation of financial instruments	102,021	123,841
Accrued pension and severance costs	20,492	17,308
Other accrued expenses and provisions	79,061	74,043
Operating losses	370,481	414,084
Lease liabilities	49,060	48,329
Other	15,425	19,645

Gross deferred tax assets	688,371	743,304
Less — Valuation allowances	(466,145)	(515,068)

Total deferred tax assets	222,226	228,236

Deferred tax liabilities
Investments in subsidiaries and affiliates	91,040	100,335
Valuation of financial instruments	85,301	118,314
Undistributed earnings of foreign subsidiaries	2,745	2,936
Valuation of fixed assets	23,962	22,540
Right-of-use assets	48,519	47,775
Other	7,044	7,524

Total deferred tax liabilities	258,611	299,424

Net deferred tax assets (liabilities)	¥(36,385)	¥(71,188)

After offsetting deferred tax assets and liabilities which relate to the same tax-paying component within a particular tax jurisdiction, net deferred tax assets reported within
Other assets—Other
in the consolidated balance sheets were ¥15,562 million and ¥22,645 million as of March 31, 2022 and 2023, respectively and net deferred tax liabilities reported within
Other liabilities
in the consolidated balance sheets were ¥51,947 million and ¥93,833 million as of March 31, 2022 and 2023, respectively.
As of March 31, 2023, no deferred tax liabilities have been recognized for undistributed earnings of foreign subsidiaries totaling ¥22,417 million which are not expected to be remitted in the foreseeable future. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

The following table presents changes in total valuation allowances recognized against deferred tax assets for the years ended March 31, 2021, 2022 and 2023.

	Millions of yen
	Year ended March 31
	2021		2022		2023
Balance at beginning of year	¥388,411		¥428,014		¥466,145
Net change during the year	39,603	(1)	38,131	(2)	48,923	(3)

Balance at end of year	¥428,014		¥466,145		¥515,068

(1)
Primarily includes an increase of ¥48,883 million of valuation allowances of certain foreign subsidiaries primar
i
ly
due to an increase in valuation allowances related to operating loss carryforwards, a reduction of ¥5,871 million of valuation allowances primarily
due to an increase in valuation of financial instruments, and a reduction of ¥3,409 million of valuation allowances related to Japanese subsidiaries and the Company primarily
due to an increase of valuation of financial instruments and a decrease of accrued pension and severance costs. In total, ¥39,603 million of allowances increased.

(2)
Primarily includes an increase of ¥51,706 million of valuation allowances of certain foreign subsidiaries primarily
due to an increase in operating loss carryforwards, and a reduction of ¥13,575 million of valuation allowances related to Japanese subsidiaries and the Company primarily
due to a decrease of operating loss carryforwards. In total, ¥38,131 million of allowances increased.

(3)
Primarily includes an increase of ¥53,851 million of valuation allowances of certain foreign subsidiaries primarily
due to an increase in operating loss carryforwards, and a reduction of ¥4,928 million of valuation allowances related to Japanese subsidiaries and the Company primarily
due to a decrease of valuation allowances of Investments in subsidiaries and affiliates. In total, ¥48,923 million of allowances increased.

As of March 31, 2023, total operating loss carryforwards were ¥2,134,580 million, which included ¥440,983 million relating to the Company and domestic subsidiaries, ¥663,578 million relating to foreign subsidiaries in U.K., ¥663,629 million relating to foreign subsidiaries in U.S., ¥332,488 million relating to foreign subsidiaries in Hong Kong, and ¥33,902 million relating to foreign subsidiaries in other tax jurisdictions. Of this total amount, ¥1,265,887 million can be carried forward indefinitely, ¥759,573 million expires by March 31, 2033 and ¥109,120 million expires in later fiscal years. These numbers are presented before offset with any uncertain tax position discussed later.
In determining the amount of valuation allowances to be recognized as of March 31, 2023, Nomura considered all available positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize the deferred tax assets in the relevant tax jurisdiction of the Company, its domestic subsidiaries and foreign subsidiaries. In Japan and other tax jurisdictions where domestic and foreign subsidiaries have experienced cumulative operating losses in recent years, these losses provide the most verifiable negative evidence available and outweigh positive evidence.
While Nomura has considered certain future tax planning strategies as a potential source of future taxable income, no such strategies have been relied upon as positive evidence resulting in a reduction of valuation allowances in any major tax jurisdiction in which Nomura operates as of March 31, 2021, 2022 and 2023. In addition, valuation allowances have not been reduced in any of these periods as a result of changing the weighting applied to positive or negative evidence in any of the major tax jurisdictions in which Nomura operates.
The determination of whether deferred tax assets will be realized, and therefore whether a valuation allowance is required, is inherently subjective and often requires management judgment around the future profitability of Nomura entities, an interpretation of tax rules by courts and regulatory authorities and tax examinations by taxing authorities, and the appropriate weighting of positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize deferred tax assets in the relevant tax jurisdiction.
Nomura’s unrecognized tax benefits were ¥4,367 million, ¥35,774 million and ¥34,763 million as of March 31, 2021, 2022 and 2023 respectively. Out of the balance as of March 31, 2023, ¥
5,766 million, if recognized, would favorably impact the effective tax rate in the future periods. The remaining balance would not favorably impact the effective tax rate as it is expected to increase operating loss carryforwards and corresponding valuation allowance.
The movement of the gross amounts in unrecognized tax benefits during the year ended March 31, 2023 was a decrease of ¥1,011 million of which ¥504 million is presented as a reversal of a reduction in deferred tax assets for utilization of net operating loss carryforward. Out of the balance as of March 31, 2022, ¥6,273 million, if recognized, would favorably impact the effective tax rate in the future periods. The remaining balance would not favorably impact the effective tax rate as it is expected to increase operating loss carryforwards and corresponding valuation allowance.
The movement of the gross amounts in unrecognized tax benefits during the year ended March 31, 2022 was an increase of ¥31,406 million of which ¥29,501 million is presented as a reduction to deferred tax assets for utilization of net operating loss carryforward. There were no significant movements in the gross amounts of unrecognized tax benefits for the years ended March 31, 2021. There were also no significant movements of the amount of interest and penalties recognized due to unrecognized tax benefits during the years ended March 31, 2021, 2022 and 2023. Nomura is under regular examination by the Japanese National Tax Agency and other taxing authorities in the major tax jurisdictions in which Nomura operates. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on the consolidated financial statements. It is reasonably possible that there may be an increase or decrease in unrecognized tax benefits within 12 months of March 31, 2023 depending on the outcome of the examinations. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.
Nomura operates in multiple tax jurisdictions, and faces audits from various taxing authorities regarding many issues including, but not limited to, transfer pricing, the deductibility of certain expenses, foreign tax credits and other matters.
The table below presents information regarding the earliest year in which Nomura remains subject to examination in the major tax jurisdictions in which Nomura operates as of March 31, 2023.

Jurisdiction	Fiscal year ended March 31,
Japan	2018	(1)
United Kingdom	2016	(2)
United States	2019

(1)	The earliest year in which Nomura remains subject to examination for transfer pricing issues is the fiscal year ended March 31, 2017 .
(2)	The earliest year in which Nomura remains subject to examination for transfer pricing issues is the fiscal year ended March 31, 2016.